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                                 EXHIBIT h.(vii)

       Form of Amendment Number 6 to Transfer Agency and Service Agreement



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                              AMENDMENT NUMBER 6 TO
                      TRANSFER AGENCY AND SERVICE AGREEMENT


     Pursuant to the Transfer Agency and Service Agreement between State Street Bank and Trust Company and The Hartford Mutual Funds, Inc. (formerly known as ITT Hartford Mutual Funds, Inc.) dated July 15, 1996, as amended (the "Agreement"), The Hartford Large Cap Focus Fund, The Hartford Global Financial Services Fund, The Hartford Global Telecommunications Fund and The Hartford U.S. Aggressive Growth Fund are hereby included as four new Funds. All provisions in the Agreement shall apply to The Hartford Large Cap Focus Fund, The Hartford Global Financial Services Fund, The Hartford Global Telecommunications Fund and The Hartford U.S. Aggressive Growth Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the ____ day of ______, 2000.


                                    STATE STREET BANK AND TRUST COMPANY


                                    By:
                                        -------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------



                                    THE HARTFORD MUTUAL FUNDS, INC.
                                    on behalf of:
                                    The Hartford Large Cap Focus Fund
                                    The Hartford Global Financial Services Fund
                                    The Hartford Global Telecommunications Fund
                                    The Hartford U.S. Aggressive Growth Fund

                                    By:
                                       ----------------------------------
                                       David M. Znamierowski
                                       President